QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 2003 relating to the financial statements and financial statement schedule of SEI Investments Company (the "Company"), which appear in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania,
December 12, 2003

QuickLinks

  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS